                                  SCHEDULE 13D

CUSIP No. 59156R108                                           Page 8 of 9 Pages


                                                                       Exhibit 1

                             JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that the Statement on Amendment No. 17 to Schedule 13D, to which this exhibit is attached, is filed on his or her behalf.

Dated:  May 5, 2004


                  *
--------------------------------------------
     Robert H. Benmosche

                  *
--------------------------------------------
     Curtis H. Barnette

                  *
--------------------------------------------
     John C. Danforth

                  *
--------------------------------------------
     Burton A. Dole, Jr.


                  *
--------------------------------------------
     Cheryl W. Grise


                  *
--------------------------------------------
     James R. Houghton

                  *
--------------------------------------------
     Harry P. Kamen

                  *
--------------------------------------------
     Helene L. Kaplan

                  *
--------------------------------------------
     John M. Keane

                                  SCHEDULE 13D

CUSIP No. 59156R108                                           Page 9 of 9 Pages


                  *
--------------------------------------------
     Charles M. Leighton

                  *
--------------------------------------------
     Sylvia M. Mathews

                  *
--------------------------------------------
     Stewart G. Nagler

                  *
--------------------------------------------
     Hugh B. Price

                  *
--------------------------------------------
     Kenton J. Sicchitano

                  *
--------------------------------------------
     William C. Steere, Jr.



         * By /s/ Gwenn L. Carr
              ------------------------------
              Gwenn L. Carr
              Attorney-in-fact